ARRIS INVESTOR DAY 2013 DECEMBER 4, 2013 Exhibit 99.1

VIDEO

WELCOME BOB PUCCINI

ARRIS INVESTOR CONFERENCE
SAFE HARBOR
Statements in this presentation or made in this meeting, including those related to the outlook for the remainder of 2013 and beyond, the integration of Motorola Home, expected revenues and net income, gross margins, operating expenses, research and development expenses, cash flows, income taxes, acceptance of certain ARRIS products, our strategy and objectives, the general market outlook, and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.
Among other things, projected results are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management’s control; ARRIS is dependent upon customer decisions to purchase the Company’s products - these decisions can be deferred and customers also may select competitor products; and the market in which ARRIS operates is volatile and actions taken and contemplated may not achieve the desired impact. Other factors that could cause results to differ from current expectations include:
the uncertain current economic climate and financial markets, and their impact on our customers’ plans and access to capital; ARRIS’ ability to successfully integrate Motorola Home’s opportunities, technology, personnel, and operations;
the impact of rapidly changing technologies; the impact of competition on product development and pricing; rights to intellectual property and the current trend toward increasing patent litigation; the adoption of industry standards;
possible acquisitions and dispositions; and consolidations within the telecommunications industry of both the customer and supplier base. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business. Additional information regarding these and other factors can be found in ARRIS’ reports filed with the SEC, including its Form 10-Q for the quarter ended September 30, 2013. In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise, except as required by law.

DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
WHO YOU WILL HEAR FROM
TODAY

BOB Stanzione
Chairman and CEO
LARRY Robinson
Customer Premises
Equipment
BRUCE McClelland
Network & Cloud
RON Coppock
Sales and
Marketing
LARRY Margolis
HR and Legal
DAVID Potts
Finance and IT
JIM Brennan
Supply Chain
DECEMBER 4, 2013

Diverse, experienced management team
- Bob S – 25 years with Bell Labs and Lucent, 18 years with ARRIS (founding CEO) and predecessor company ANTEC
- Dave Potts – 20+ years with Nortel, 18 years with ARRIS (founding CTO)
- Larry Margolis – 20+ years with ANTEC, ~12 years with ARRIS
- John Burke – 20+ years with GI and Motorola Home
- Larry Robinson– many years with GI and Motorola Home
- Bruce McClelland - ~12 years with Nortel, ~16 years with ARRIS
- Rob McLaughlin– 20+ years with GI and Motorola Home
- Ron Coppock - ~15 years experience with ANTEC and predecessor companies, ~12 years with ARRIS
- Jim Brennan many years with GI and Motorola Home
Robust professional experience in both telco and cable technologies and business.

ARRIS INVESTOR CONFERENCE
2013 INVESTOR DAY AGENDA

8:00 – 8:30 COFFEE, CONTINENTAL BREAKFAST
8:30 – 8:35 Welcome BOB Puccini
8:35 – 9:00 ARRIS Vision, Strategy, Direction Forward BOB Stanzione
9:00 – 9:40 CPE Business Update LARRY Robinson
9:40 – 9:55 BREAK
9:55 – 10:10 Demonstrations JONATHAN Ruff
10:10 – 10:50 Network & Cloud Business Update BRUCE McClelland
10:50 – 11:20 Financial Update DAVID Potts
11:20 – 11:50 Executive Leadership Panel Q&A session ARRIS Leadership
Bob Stanzione, Dave Potts, Larry Robinson, Bruce
McClelland, Ron Coppock, Jim Brennan, Larry Margolis
11:50 – 12:00 Wrap up BOB Stanzione
DECEMBER 4, 2013

CEO BOB STANZIONE

ARRIS

nqa.
ISO 9001
Registered
Quality Management

ARRIS INVESTOR CONFERENCE
ARRIS COMPANY OVERVIEW
NASDAQ: ARRS

Global Leader in Video Delivery
and Broadband Technology
DECEMBER 4, 2013
25+
$1.1B
2,176 Patents Approved or
Pending
Q3 2013 revenue $1.068 billion
Channel presence in over
85 countries
Direct presence in over 25
countries
HQ Suwanee, GA, Public
1993, ~6,500 employees
85+
2,176

o
Acquisition creates a global leader
in video delivery and broadband technology
o The new ARRIS has the scale and expertise to transform the industry
o We have unique insight into the needs of service/content providers on a global scale
And how they must evolve their networks as they continue to evolve their businesses to deliver the smart, simple connected home

Customer Premise
EPON and RFOG
Nodes and Amplifiers
Hosted Service Portal
Residential Gateways and Modems
Headend Optics and Transmitters
Fixed Mobility Convergence
Set Top Box
Taps and Splitters
Local Encoders
Universal Edge QAM
Networking
Video Gateways and Players
SMB Gateways & Modems
CMTS Edge Routers / CCAP
VOD and Advertising
Wireless Network
Transcoders
Wi-Fi® Solutions Indoor/Outdoor
Encoders

ARRIS INVESTOR CONFERENCE
ARRIS PRODUCT PORTFOLIO
Set-Top
Box
Gateway
Cable
Modem
E-MTA Voice /
Data Modem
CMTS Edge
Router
Universal
Edge QAM
Flagship Product Lines
Cable Operator Headend Equipment
that communicates with cable modems
to control flow of data; allocates shared
bandwidth and prioritizes and routes
traffic
Combines the functionality of CMTS and
Edge QAM to enable voice, video and
data in a converged IP network
Cable Operator Headend Equipment
that packages video for delivery over the
HFC network to the settop box. Can also
be used for packaging of data packets
sent from the CMTS to the home
A device located at the
subscriber's home and
connects to the Cable
network to receive and
transmit digital information
between subscriber-owned
computers and the CMTS
over the HFC network,
providing Internet
connectivity
A cable modem which also
provides telephone service
from the cable operator
throughout the home
A device installed at the
subscriber's television set
and connects to the
Service Provider network
to decode digital video
signals and render them
as video on the television
set
A device which connects
to the Service Provider
network and provides
voice, data, and video
services throughout the
subscriber's home
CCAP

DECEMBER 4, 2013

As many of you know, we have one of the largest product lines in the industry, providing equipment and services spanning network to home.
We believe this approach makes us a stronger supplier to our customers, and provides important insight into the interworking of the technology, leading to superior products.
Video Processing
• Significant ongoing investment in VOD, AI, and Transcoding
• Most significant activity and opportunity is around 3-screen support and evolution to CDN network architectures
• Introduced a new backoffice last year called CMM that was targeted directly at this growing opportunity – CDN support today
• Core VOD not growing very rapidly but it a critical asset/control point
• Several new products focused on MPEG4 transcoding for multi-screen support – higher growth rate and low share today
Assurance
• Opex reduction and improved customer satisfaction is high priority for all operators
• Growing interest in our Assurance products
• Only real competition is the customer themselves
• Pursuing several new business models such as cloud hosted service, network mgmt outsourcing, and even cost-sharing collaboration
Wireless
• Recently announced a new partnership with a company call Ruckus Wireless
• Fabulous product line directly focused on WiFi hotspots; compliment existing wired service offering and provider cellular offload
• Growing focus within the cable operators; significant growth potential
Access and Transport
• growth in narrowcast bandwidth will drive continued investment in the HFC infrastructure – node splits or DWDM expansion
• has been muted due to economy and reduced home construction – have seen this turn around and start to grow again
• Investing in PON and deep fiber solutions – commercial today but eventually residential as well
Pro Services
• Very pleased in the growth of our Pro Services business
• Much more than just rack/stack of our own equipment
• Network design and planning, Cell tower backhaul turnkey project mgmt/execution
• 40% of revenue from outside cable

at&t
verizon
Time Warner Cable
WOW!
INTERNET · CABLE · PHONE
Charter
COMMUNICATIONS
CABLEVISION
altibox
Ростелеком
COX
Bell
LIBERTY GLOBAL
Virgin media
SHAW
BT
américa móvil
frontier
swisscom
COMCAST
eastlink
CenturyLink
eleBarbados
cable
telenor
VIDEOTRON
DELTA
GCI
Choice
Multicanal
TDS
belgacom
Buckeye CableSystem
cablenet
tvcabo
Aliant
ITSCOM
LIWEST
Ein Kabel Alle Medien
Tbroad
CJ 헬로비전
J:COM
upc
Telia
TVCable
Insight
Telstra
telenet
Kabel Deutschland
Midcontinent
LG
Grande
kpn
ONO
ROGERS
SK broadband
kabelnoord
bright house
CABOVISÃO
SureWest
Mediacom
广数传媒
Telefonica
CableVisión
vtr
LG U+
SaskTel
MTS
PT
AMNET
HOT
KDDI
cable onda
TeleCentro
NET
ZON
CNCI
Cablemás
佛山有线
FO SHAN CATV
ATLANTIC
Ziggo
Hawaiian Telcom
Embratel
COGECO
Canal Digital
KabelBW
Einfach clever
CABLE ONE
MEDIOS MEXICO
COMPORIUM
MULTIMEDIOS
Cincinnati Bell
windstream
H C N
TELMEX
suddenlink
COLUMBUS

ARRIS INVESTOR CONFERENCE GLOBAL CUSTOMER BASE 10 DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
WHAT YOU WILL HEAR TODAY
ARRIS continues to execute well
on our company strategy
ARRIS is ideally positioned in the most exciting
and fast growing segments of our industry
• Multi-screen Video
• CPE refresh cycle
• CCAP and DOCSIS 3.1 network upgrades
• IP Convergence
Our updated long-term strategy
Believe our December 2012 post-integration target “run rate”
model is achievable

DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
ARRIS CORPORATE STRATEGY
INVESTOR CONFERENCE AUGUST 2012
Maintain a strong capital structure, mindful of our 2013 debt maturity, share repurchase
opportunities and other capital
needs including M&A.
Grow our current businesses into a more complete portfolio
including a strong video product
suite.
Continue to invest in
the evolution toward enabling true network convergence onto
an all IP platform.
Continue to expand our product/service portfolio through
internal developments, acquisitions and partnerships.
Expand our international
business and begin to consider
opportunities in markets other than cable.
Continue to invest in and evolve the ARRIS talent pool to
implement the above…
DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
KEY ACCOMPLISHMENTS IN 2013
Home acquisition
• Customer diversification
• Product diversification
• Scale
Sound capital structure to support new ARRIS
Integration ahead of schedule
New product launches
• E6000
• XG1
• Various other CPE devices
Strengthening of talent pool, particularly through the
acquisition
DECEMBER 4, 2013

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Q4 Guidance
1,150 - 1,180
2003 to 2012 CAGR 13.47%
434
490
680
892
991
1,145
1,108
1,088
1,089
1,353
2,421
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E

ARRIS INVESTOR CONFERENCE
ARRIS REVENUE HISTORY
$M

Mot Home
portfolio
2013 excludes Home Business Revenue from January 1 – April 16, 2013
Circuit Switched
Cable Telephony
(Cornerstone)
Cable IP Telephony Build Out
DOCSIS 3.0 CMTS
and CPE Cycle
CCAP, Advanced
Gateways, etc.
DECEMBER 4, 2013

350
300
250
200
150
100
50
0
54
63
60
66
71
113
125
141
147
171
296
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 Q3
YTD

ARRIS INVESTOR CONFERENCE 15 ARRIS R&D INVESTMENTS 2013 excludes Home Business Spending from January 1 – April 16, 2013 DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
ARRIS EVOLVING GROWTH STORY

STRONG TRACK RECORD OF PURPOSEFUL, SUCCESSFUL CORPORATE DEVELOPMENT
Circuit Switch Cable
Telephony
Voice over IP
DOCSIS CMTS and
CPE Cycle
CCAP and Adv.
Gateways
Forging New
Boundaries
INTERNATIONAL
CLOUD
WIRELESS
APPLICATIONS
ENTERPRISE
RETAIL
Early organic
growth evolving
from Circuit switch
to IP Telephony
Selected
technology
acquisitions to
address adjacent
markets
Transformative
acquisition to drive
diversification, scale,
market reach, and
development
capabilities
Positioned to
accelerate
growth with
new market
opportunities
DECEMBER 4, 2013

350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
322.1% Growth
137.9% Growth
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
ARRIS
NASDAQ

ARRIS INVESTOR CONFERENCE ARRIS SHARE PRICE GROWTH 17 DECEMBER 4, 2013 EXCELLENT SHAREHOLDER RETURNS Through November 29, 2013

ARRIS

COMCAST

verizon

Shaw

eona

The Weather Channel

ZON

WOW!

ARRIS INVESTOR CONFERENCE
POSITIVE CUSTOMER
RESPONSE
N.A. CABLE
“ARRIS commitment to integrating hardware and software
solutions in support of our RDK initiative has been
instrumental in expanding the Comcast X1 experience.”
N.A. TELCO
“With SecureMedia, we can continue to expand our delivery
of premium on demand content to multiple screens, safely
and securely.”
N.A. CABLE
"DreamGallery will allow us to deliver the experience where
customers can enjoy their content whenever and wherever
they want.”
EMEA
CONTENT
AGGREGATOR
“SecureMedia gives us the protection and assurance to
provide a variety of premium video to our customers.”
GLOBAL
PROGRAMMER
"We've worked with ARRIS for years and knew they were
ideal to help us.”
EMEA CABLE
“By consolidating the video and data service over
APEX3000, we've been able to merge traffic in an agile and
flexible way - increasing network capacity for future growth.”
N.A. CABLE
"ARRIS E6000 CER enables us to deliver popular services.”

DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
MULTI-SCREEN VIDEO IS
CHANGING CONSUMPTION
HABITS…FAST
DECEMBER 4, 2013

• Total TV Time (N.A.):
• 2010 – 3.9 hours daily
• 2013 – 4.2 hours daily
• Connected video devices (N.A):
• 2012 – 277.2 M
• 2017 – 537.7 M
Source: eMarketer, MRG, CTAM
AND WATCHING VIDEO IN
MORE WAYS THAN EVER
SP = traditional video Service Provider
CONSUMERS ARE WATCHING
MORE VIDEO THAN EVER
ON MORE DEVICES THAN
EVER
52%
17%
4%
6%
21%
% Average Time Spent Watching
Video in the Home (N.A)
TV/HDTV SP DVR
SP VOD SP TV to Other Devices
Over-the -Top Streaming

ARRIS INVESTOR CONFERENCE
CONSUMER BEHAVIOR DRIVING
TRANSITION TO ALL IP
NETWORKS
MIGRATION WILL REQUIRE $ BILLIONS OF
INVESTMENT

DECEMBER 4, 2013
DEPLOY TV
EVERYWHERE
IMPROVE SERVICE
VELOCITY,
INNOVATION
OPERATIONAL
EXCELLENCE
SERVICE PROVIDER
IMPERATIVES
IP
SERVICE
DELIVERY
MULTI-SCREEN,
TV-EVERYWHERE
BANDWIDTH
DEMAND
GROWTH
ENHANCED
QUALITY OF
EXPERIENCE
SCALABLE,
OPEN CLOUD
ADVANCED
HOME
NETWORKING
IMPROVED
MONETIZATION
OTT VIDEO
INTEGRATION

ARRIS INVESTOR CONFERENCE
ARRIS GROWTH STRATEGIES
DECEMBER 4, 2013

Deliver next-generation broadband and video solutions
that enable service providers to offer content anytime,
anywhere solutions
Be the leading supplier of in-home solutions enabling rich
media experiences and IP services
Expand and grow the ARRIS service delivery business by
enabling the evolution to next generation networks and
time to market advantage for operators
CUSTOMER PREMISE EQUIPMENT
NETWORK and CLOUD
GLOBAL SERVICES
ARRIS INVESTOR CONFERENCE

KEY FOCUS AREAS FOR 2014

DECEMBER 4, 2013
DELIVER ON GROWTH AND EXPANSION ….
MOVE BEYOND INTEGRATION AND FOCUS ON GROWTH
And most importantly invest in and evolve our best-in-industry talent pool
Maintain a strong capital structure, mindful of our debt & liquidity
Expand our international business including exploring adjacent market opportunities
Invest aggressively to refresh and expand our product/service portfolios through organic development and partnership/acquisition
Capitalize on the evolution toward network convergence and
all IP platforms
to drive business growth
Leverage ARRIS scale
to drive profitable worldwide growth
ARRIS INVESTOR CONFERENCE
EXECUTE ON OUR STRONG FOUNDATION…

THANK YOU QUESTIONS?

CUSTOMER PREMISE EQUIPMENT BUSINESS UPDATE LARRY ROBINSON

ARRIS INVESTOR CONFERENCE
ARRIS CUSTOMER PREMISES
EQUIPMENT

Global Customer Relationships
End-to-End Network Expertise
Extensive R&D Capabilities
Robust Product Portfolio
Operational Excellence
BROADBAND
ACCESS
IP
VIDEO
DIGITAL
VIDEO
DECEMBER 4, 2013
WELL-POSITIONED TO DELIVER THE FUTURE OF HOME ENTERTAINMENT
ARRIS INVESTOR CONFERENCE

ARRIS

Google
xfinity
AT&T
U-verse
XBOX
NETFLIX
Roku
amazon.com
verizon FiOS

Google
xfinity
AT&T
U-verse
XBOX
NETFLIX
Roku
amazon.com
verizon FiOS

MARKET TRENDS
IMPACTING THE HOME
26 26 26
Access
Network
Cloud Solutions
Home Network
Traffic
DECEMBER 4, 2013
CREATING A “CHALLENGED” CONSUMER EXPERIENCE
ENTERTAINMENT
REDEFINED
GROWING POPULATION
OF DEVICES WITHIN
THE HOME
INCREASED HOME
NETWORK DEMANDS
ARRIS INVESTOR CONFERENCE

Comcast Revs Up New Set-Tops To Build Up Strategic Options

New Storage, Web Guide

Analysts expect X1 boxes, Xfinity Internet portal to be key vs. Internet video rivals

INVESTOR'S BUSINESS DAILY
November 29, 2013

AT&T U-verse
Time Warner Cable

NOTHING BEATS CABLE LIKE
FiOS

XFINITY®
SPORTSTACULAR!
More Sports. More Screens. All Week.
NOVEMBER 11-17

Comcast Revs Up New Set-Tops To Build Up Strategic Options

New Storage, Web Guide

Analysts expect X1 boxes, Xfinity Internet portal to be key vs. Internet video rivals

INVESTOR'S BUSINESS DAILY
November 29, 2013

AT&T U-verse
Time Warner Cable

NOTHING BEATS CABLE LIKE
FiOS
Starz

XFINITY
SPORTSTACULAR!
More Sports. More Screens. All Week.
NOVEMBER 11-17

DECEMBER 4, 2013

39% considering switching TV providers within 6 mos
16% have added/increased services in past 6 mos
14% have dropped/decreased services in past 6 mos
Less than 1% fully “cut the cord”
Source: CTAM, Digitalsmiths, Investor’s Business Daily, websites
CONSUMER BEHAVIOR DRIVING
COMPETITION & SERVICE INNOVATION
CONSUMERS DEMANDING MORE SERVICES
ARRIS INVESTOR CONFERENCE

ARRIS

RDK
dlna
HTML
5
VDSL
DOCSIS 3.1
HEVC
SSD
DRIVES
OpenGL
ARM
MIPS
x86
NFC
WiFi
MoCA
HomePNA
IPv6
HomeGrid
Microsoft
PlayReady
Adobe
SecureMedia

RDK
dlna
HTML 5
HEVC
VDSL
DOCSIS 3.1
SSD DRIVES
OpenGL
ARM
MIPS
x86
NFC
WiFi
MoCA
HomePNA
IPv6
HomeGrid
Microsoft PlayReady®
Adobe
SecureMedia

CPE TECHNOLOGIES
SHAPE THE HOME
Software
Broadband
Video
Processors
Wireless
Networks
Wired
Networks
Storage
Security

DECEMBER 4, 2013
ARRIS CONTINUES TO INVEST IN KEY CPE TECHNOLOGIES
ARRIS INVESTOR CONFERENCE

DEPLOY TV
EVERYWHERE
IMPROVE
SERVICE
VELOCITY,
INNOVATION
OPERATIONAL
EXCELLENCE
INDUSTRY PRIORITIES
DRIVING CPE INVESTMENTS

SERVICE PROVIDER PROGRAMS & INVESTMENTS
SERVICE PROVIDER
IMPERATIVES
ARRIS CAPABILITIES
DECEMBER 4, 2013
• Enable cloud-based access to content
• Connecting all IP devices in the home with Cloud and
Gateway
• Evolve in-home architecture increasing service
delivery flexibility
• Convergence for the home – beyond 3-play
• Increased consumer engagement with enhanced
interactivity and applications
• Next Gen compression and screen resolution
• Enhance initial Wi-Fi install and maintenance
• Deploy next-gen video gateways
• Implement cloud and remote based user interface
• Multiservice IP Gateways
and STB
• Advanced 802.11ac
• In-Home Transcoding
• High MIPS CPU
• Thin Client Evolution
• HEVC/4K STB
• Wi-Fi Assure
• Hybrid and all-IP
Gateways
• HTML5
ARRIS INVESTOR CONFERENCE

SIMPLIFY THE CONNECTED
EXPERIENCE

Game
Consoles
Traditional TV
/ HDTV’s
Broadband
Access
SMART TV’s /
OTT Boxes
Multi-screen
(Tablets)
Connecting devices in the
home, enabling content
sharing, unifying &
enhancing the consumer
experience
DECEMBER 4, 2013 ARRIS INVESTOR CONFERENCE

ARRIS INVESTOR CONFERENCE
THE GATEWAY—
MULTI-PURPOSE PLATFORM

DRIVING A CPE REPLACEMENT CYCLE
Industry
Verticals
Audio Entertainment
Services
Apps Platform
Next
Generation TV
Experiences
Gigabit Broadband Access
ARRIS Gateway Portfolio – Leading The Industry Transition
DECEMBER 4, 2013

THE GATEWAY—
ENABLING NEW EXPERIENCES

Video Gateways
Multimedia
Gateways
Advanced WiFi
Gateways
Data Gateways
Voice
Gateways
Multi-Service
IP Gateways
Platforms That Power
the Future of Home
Entertainment
DECEMBER 4, 2013 ARRIS INVESTOR CONFERENCE
PLATFORM FUNCTIONS
IP Service Translation for In-Home
Device Distribution
Service Provider & Subscriber
Network Demarcation
Managed Device – Provision
Services, Monitor & Maintain
Quality of Service
In-Home CPE Resource
Aggregation

ARRIS INVESTOR CONFERENCE
FUTURE HOME GATEWAY
ARCHITECTURE

Current NA Video CPE / HH
Screens Set-Tops
3+ TV’s / 7 IP-devices      ~1.8
Refresh Rate
8-11 years
CY'12 CY'17 CAGR
WW Video
Subs
730.2M 921.5M 4.8%
WW
Broadband
Subs
525.6M 635.8M 3.9%
WW DOCSIS
3.0 Subs
13.6M 57.5M 33.4%
DECEMBER 4, 2013
= Trending Up = Trending Down
Key Trends & New Architecture Demands Creating Robust Market
Source: ARRIS estimates, 2013 Infonetics Research, Inc. (WW Broadband Subs include DOCSIS & DSL estimates)
Key Trends

ARRIS

100
80
60
40
20
0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Units (m)
Rvenue ($B)
DOCSIS 3.0
VDSL
DOCSIS 3.0
VDSL
2012
2017

Source: 2013 Infonetics Research, Inc.

40.0
30.0
20.0
10.0
-
$4.0
$3.0
$2.0
$1.0
$0.0
Units (m)
Revenue ($B)
Thin Clients
Home G/W
2012
2017

Source: 2013 IHS - Screen Digest

ARRIS INVESTOR CONFERENCE
GROWTH DRIVEN BY
MULTIMEDIA & ADVANCED
BROADBAND DEVICES
DECEMBER 4, 2013
Multimedia Home Gateways Broadband Devices
NEW SERVICES ENABLED BY TECHNOLOGY –
MAINTAINS STRONG BUSINESS MOMENTUM
CAGR
8.4%
CAGR
26.7%

4X FASTER
3X SMALLER
50% LESS ENERGY

Take your FiOS Internet connection farther with the FiOS Advanced Wi-Fi Router
Or tune to FiOS TV channel 882 to order

U-verse High Speed Internet Equipment
Wireless Gateway
Battery Backup

xfinity
CLOSE
XFINITY Internet Service Reminder
Dear Xfinity Internet Customer,
As of Modem Date, your cable modem will no longer be able to operate on Comcast's network.
To avoid service interruption, please immediately make arrangements to replace your modem using one of the modem replacement options available to you:
• Visit a retailer to purchase a new cable modem. You may visit http://mydeviceinfo.comcast.net for a list of modems certified to work on our network
• Arrange to lease a cable modem by calling 1-800-XFINITY.
Please properly recycle your older modem by following the instructions provided in the letter we mailed to you.
If you have any questions you may chat with us online at https://www.comcastsupport.com/EOS-EOL.
PRIVACY STATEMENT
COMCAST

Wireless receiver

SERVICE PROVIDERS – DRIVING CPE INVESTMENT CYCLES DECEMBER 4, 2013 35 NEW SERVICES DEMANDING NEW PLATFORMS ARRIS INVESTOR CONFERENCE

GATEWAY SOLUTIONS – ALIGNED
WITH INDUSTRY TRENDS
DECEMBER 4, 2013

Data /
Voice
Gateway
D3.0 Data/Voice
802.11ac
D3.1 Data/Voice
802.11ac/ad/HEW
Headless 3-play GW
MOXI WHS Platform
Next-Gen
Gateway
Headed Video GW
Flexible Front End
CA / DRM Support
Xcode Support
8x4 D3.0
ARRIS Gateway
Portfolio
Next-Gen
Gateway
Headless 3-play GW
16x4+ D3.0
Video Gateways
Multi-Service Gateways
Data Gateways
Time
ARRIS INVESTOR CONFERENCE

ARRIS

MoCA2.0
a b g WiFi n ac
MoCA2.0

–

–

–

–

–

–

–

GigE
CPE SOLUTIONS – LEVERAGING
THE LATEST TECHNOLOGY
DECEMBER 4, 2013

DOCSIS
Performance
Home LAN
100Mbps 1Gbps 5 Gbps
APU
Security
GigE
G.hn
G.hn
Shift-to-IP Catalyst
D3.0/D3.1 Service Delivery
Wi-Fi performance /
management ultimate
differentiator
VDSL
50Mbps
Bonded Pair
Vectoring
100Mbps 200Mbps
3K DMIPS 10K DMIPS 40K DMIPS
Time
ARRIS INVESTOR CONFERENCE

ARRIS CPE – DRIVING
PLATFORM DIFFERENTIATION

• Cloud to Home Connectivity
• Network Interoperability
• Increased Access Speeds
• Network Unification
• Gbps Home LANs
• Best in Class Wired & Wireless
Network Performance
• Converged Services
• Advanced Gateway Platforms
• Client Devices
• Flexible Application Ecosystem
• X-functions
DECEMBER 4, 2013
CONSUMER TRENDS
• Any Content, Anywhere,
Any Time
• Personalized Experience
• Customer-owned Devices
• Quality of Experience
Access
Network
Connectivity
Home
Network
Performance
Home
Devices
ARRIS INVESTOR CONFERENCE

Look at our Focus Areas – centered around the consumer experience (that our customers are delivering)
WAN2LAN – Leveraging capabilities within Bruce’s team
Home network becomes increasing important (discovery, seamless integration, performance)
Devices…X-funtions

ARRIS INVESTOR CONFERENCE
ARRIS CPE – LEVERAGING MARKET
TRENDS TO DRIVE GROWTH

• Grow / secure new wins in
DVB (Int’l markets)
• Expand DSL pursuits
• Leverage scale; Drive
supply chain efficiencies
• Exploit design expertise
• Ensure disciplined mgmt approach
• Capitalize on diversified portfolio
• Deliver on product pipeline
• Cont’d R&D investment
• Execute in core markets
• Build upon key customer
engagements
DECEMBER 4, 2013
Regain
Market
Share
Deliver
New
Products
Focus on
Execution
Expand
Market
Presence
• Grow / secure new wins in
DVB (Int’l markets)
• Expand DSL pursuits
• Leverage scale; Drive
supply chain efficiencies
• Exploit design expertise
• Ensure disciplined mgmt approach
• Capitalize on diversified portfolio
• Deliver on product pipeline
• Cont’d R&D investment
• Execute in core markets
• Build upon key customer
engagements

THANK YOU QUESTIONS?

BREAK

DEMONSTRATIONS JONATHAN RUFF

• Gbps High Speed data • Voice, Video and Data with one connector • Self Healing non-stop performance E6000

• Video Access Point • Whole Home Coverage • Multiple simultaneous HD streams • Advanced Quality of Service Functionality • Easy Install Solution VAP 2500

• Voice, Video and Data • Home Networking & WiFi • 6 Channel Transcoder • DECT Telephony • Home Automation-Zigbee MG2402

DEPLOY TV
EVERYWHERE
IMPROVE SERVICE
VELOCITY,
INNOVATION
OPERATIONAL
EXCELLENCE
SERVICE PROVIDER
IMPERATIVES
• Wi-Fi Video Access Points
• Wi-Fi Set Tops
ARRIS CAPABILITIES
• Self Healing E6000 and CCAP
• Gbps High Speed Data
• Applications on Set-top
• OTT Video Services Support
• Gateway with Home Automation Connectivity

THANK YOU

NETWORK & CLOUD BUSINESS UPDATE BRUCE MCCLELLAND

3.9
4.2
2010
2013
2.1 2.1
2.1
0.4
1.4 1.4
0.5
0.3
0.3 0.2
TV
Online
Mobile
Radio
Newspapers
Magazines

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Petabyte/Month
2012
2013
2014
2015
2016
2017

EVOLVING CONSUMER DEMANDS
DRIVING NETWORK INVESTMENT
Source: Cisco VNI
Source: ARRIS estimates, eMarketer
The American Media Diet: 2010 vs. 2013
CONSUMER DEMAND FOR TV EVERYWHERE
IS MAJOR CATALYST FOR NETWORK INVESMENT
Global Consumer Internet Traffic
2012 - 2017
DEMAND FOR BANDWIDTH WILL
CONTINUE TO INCREASE
TV VIEWING REMAINS STRONG
EVEN AS NEW DEVICES EMERGE
DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
File Sharing
Web, email, and data
Internet Video
Daily Consumption  in Hours

DEPLOY TV
EVERYWHERE
IMPROVE SERVICE
VELOCITY,
INNOVATION
OPERATIONAL
EXCELLENCE
• Improve delivery and support model using
sophisticated tools and analytics
• Reduce service outage impacts and improve
subscriber experience
• Expand network capacity with platforms that
provide for future growth and capability
• Evolve network architecture to provide network-
based capabilities such as remote User
Interfaces and TV On Demand
• Enhanced recommendations and contextual
advertising
SERVICE PROVIDER PROGRAMS &
INVESTMENTS
SERVICE PROVIDER
IMPERATIVES
• IP Convergence
• Assurance
• Services
• SaaS
• CCAP
• HEVC
• Network DVR
• Advanced Advertising
• Offer Management
ARRIS CAPABILITIES
• Multi-screen
• Content Mgmt
• Video Transcoding
• HTML5/DRM
STRONG ALIGNMENT WITH
SERVICE PROVIDER MAJOR PRIORITIES

DECEMBER 4, 2013
• Enable multi-screen video distribution
• Re-fresh main-screen user experience
• Provide cloud-based access to content with
enhanced interactivity and applications
ARRIS INVESTOR CONFERENCE

ARRIS

Charter
Time Warner Cable
ESPN
verizon
BT
Bouygues Telecom
Shaw)
at&t
COMCAST
américa móvil
upc
Tbroad
Virgin media

NETWORK INFRASTRUCTURE AND
CLOUD SOLUTIONS

CLOUD
SOLUTIONS
ACCESS AND
TRANSPORT
CMTS/CCAP
VIDEO
INFRASTRUCTURE
GLOBAL
SERVICES
SERVING THE CABLE, TELCO, AND PROGRAMMER SEGMENTS
DECEMBER 4, 2013
1
2
3
4
5
Multi-Screen
Video
HFC
Advanced
Advertising
QoE
Assurance
PON
ARRIS INVESTOR CONFERENCE

Organized in four Product Lines: Cloud Solutions, Video Infrastructure, CMTS/CCAP, and Access and Transport. Global Services spanning all ARRIS Products.

ARRIS

abc
hulu
facebook
HBO
NETFLIX
YouTube
viacom
epix
FANCAST
VIDEO
comcast
CABLEVISION
TIME WARNER CABLE
ROGERS
américa móvil
Bell
COX
vodafone
verizon
AT&T U-verse
kpn
Virgin media
DIRECTV

ARRIS Cloud Solutions
ARRIS CLOUD STRATEGY
SOLVING THE TV EVERYWHERE ‘PINCH POINT’

Traditional
Media
New
Aggregators
User
Content
The Subscriber Experience
• Integrated open-standards
solutions for cloud-based
delivery enabling content
anytime and anywhere
• Systems integration and end-
to-end solutions expertise
DECEMBER 4, 2013
Cloud
1
• New media monetization
solutions
• New customer engagement
models
ARRIS INVESTOR CONFERENCE

Talk to Pain Points - Bandwidth - Ingest/format - Security - Multi-screen UE - Content search, navigation, transaction - QOE, ease of use, etc.

Storage
Recorder/Streame
r
Transcoder
User Interface
…
App Market
flickr
yelp
stingray

ARRIS INVESTOR CONFERENCE
SERVICE PROVIDERS ARE ADOPTING
CLOUD-BASED ARCHITECTURES

TRADITIONAL NETWORKS CLOUD NETWORKS
DVR
User Interface
HW Security
Storage Control Maintenance Routing
Platform-as-a-Service
TV Everywhere
Service Cloud
Tightly Integrated – Monolithic – Proprietary – Platform Dependent Loosely Coupled – Multi-Vendor – Open – Platform Independent
DECEMBER 4, 2013
SERVICE VELOCITY, SCALABILITY, RELIABILITY
Cloud
1
In The Home
On The Go

ARRIS

Buckeye CableSystem
Time Warner Cable
Bouygues
at&t
SKY
Bell
BLOCKBUSTER
EASTLINK
verizon
Shaw)
WOW!
laiiielecom

ARRIS INVESTOR CONFERENCE
MULTI-SCREEN
INFRASTRUCTURE
ASSURANCE
SOLUTIONS
MULTI-SCREEN
CONSUMER
SOLUTIONS
CLOUD SOLUTIONS
• WorkAssure™
• ServAssure™
• DreamGallery™ UI Framework
• MOXI® Whole Home Solutions
• SecureMedia® DRM
• MobileTV
• Multi-screen Video Back Office
• Recommendation and Offer Management
• Advertising

DECEMBER 4, 2013
Cloud 1

ARRIS INVESTOR CONFERENCE
KEY INITIATIVES
CLOUD SOLUTIONS
MARKET OPPORTUNITY

’13E / ’17E CAGR: 13%
GLOBAL REVENUE OPPORTUNITY
Multi-screen
Consumer
Solutions
Multi-screen
Video
Infrastructure
Assurance
• Competitive forces spurring investment in re-fresh of
User Experience
• Connected Device Digital Rights Management
• Advanced Video Gateways and Settop Box Software
• Actionable Intelligence and Proactive Service Mgmt
• Improved Quality of Experience
• Field Service Management
• Multi-screen and connected device video services
• Expanded cloud-centric applications, e.g. Network DVR
• Advanced Offer Management and Recommendation
• Advanced Advertising
• Cloud-centric applications
SIGNIFICANT GROWTH OPPORTUNITY TO ENABLE
CONTENT ANYTIME, ANYWHERE SOLUTIONS
Sources: ARRIS Views based on Infonetics 1Q13, IHS 2Q13, ABI 2012, F&S 2013, ARC 2013, IDC Research, MRG 2013, TBR 2013 and ARRIS Internal Estimates
DECEMBER 4, 2013
Cloud
1
$ 0.0
$ 1.0
$ 2.0
$ 3.0
$ 4.0
2013 2017
$1.7B
$2.9B

moxi
discover. experience. share.

DREAMGALLERY
INNOVATION AT INTERNET SPEEDS

BEST-IN-CLASS MULTI-SCREEN
CONSUMER SOLUTIONS

Whole Home
Solution with MOXI
®
DreamGallery
Multi-Screen Software
MOXI
®
Reference UI
DreamGallery
Framework/
Portal
SecureMedia®
DRM
DECEMBER 4, 2013
Cloud
Hide the
complexity
Customer retention
Grow ARPU
ARRIS INVESTOR CONFERENCE
1
TM
TM

ARRIS

20th Century Fox
Walt Disney Pictures
Universal
Paramount
Warner Bros. Interactive Entertainment
TVB
Metro Goldwyn Mayer
Sony Pictures
DreamWorks Pictures
Lions Gate Films
New Line Cinema
Canal+ Cinema, Canal+ Sport, Canal+, Canal+ Décalé, Canal+, Canal+ Hi-Tech
ESPN The Worldwide Leader in Sports
sky
united international pictures
HBO
Showtime

iOS
Samsung
LG
htc quietly brilliant
kindle fire
PS3 PlayStation 3
Roku

deluxe
verizon Digital Media Services
Blockbuster On Demand
vodafone
eona
MOTV We go the extra smile.
MTS

ARRIS INVESTOR CONFERENCE
SECUREMEDIA ®
DIGITAL RIGHTS MANAGEMENT
•
Award-winning advanced security and DRM solution to protect
delivery of VOD and linear content to virtually all devices
•
Approved by all major film studios and broadcast networks
•
Available today on market-leading platforms
•
And deployed by Multi-Screen Video Providers worldwide

DECEMBER 4, 2013
Cloud
1

Award-winning advanced security and DRM solution to protect delivery of VOD and linear content to virtually all devices. Approved by all major film studios and broadcast networks

ARRIS

Video On Demand
WorkFlow Content Mgmt System
AdManager
SkyVision
Merchandiser
Storage/ Streaming

- ✓
- ✓
- ✓

MULTI-SCREEN VIDEO
INFRASTRUCTURE SOLUTIONS

Platform-As-A-Service
• Enable seamless management and
delivery of content end-to-end across
multiple networks
• Provide elegant migration from current
broadcast paradigm to full IP distribution
• Create new revenue stream with robust
advertising solution
Simple solutions and services
Scale with out customers
Grow new markets
DECEMBER 4, 2013
Cloud
1
ARRIS INVESTOR CONFERENCE

ARRIS INVESTOR CONFERENCE
ARRIS END-TO-END
MULTI-SCREEN SOLUTIONS

• ConnectSR
(Billing interface)
• CMM – EAM
(Entitlements and
Account Management)
• Merchandizer
• DreamGallery
• DreamGallery  Virtual
• Moxi
• Moxi Mobile Client
• Portal
CONTENT MGMT
CONTENT
PROTECTION
OFFER MGMT
USER EXPERIENCE
• Secure Media
• Integration with other
3    Party Systems
SESSION MGMT
• PlayList Manager and
Packager
• QAM & IP Session
Management
• Fulfillment Manager
• ConvergeMedia Manager
• AdManager - SpotAgent
• VideoFlow
• Capture Manager (Cloud,
Start-Over for Capture)
• Policy Manager
ADVERTISING
• AdManager (PO System,
Router, Enterprise)
• SkyVision
• SkyVision ADS
• AdEdge (IVE)
SERVICES
Multi-screen Integration
and Deployment
Broadband Network
Transformation
Headend Progression IPTV Evolution Custom Development
DECEMBER 4, 2013
Cloud
1
rd

ARRIS INVESTOR CONFERENCE
CLOUD SOLUTIONS—
A COMPELLING BUSINESS MODEL
Tightly integrated with Service Provider core business
• Long term sticky engagement
Recurring revenue stream
• Both hosted and enterprise operating models
• Application revenue share opportunities
• Multi-year agreements with minimum purchase commitments
High Gross Margin software business
• Per device, per household, per transaction
• Scales as the business grows
• Low cost of sales
Significant Professional Service and System Integration components

DECEMBER 4, 2013
Cloud
1

ARRIS INVESTOR CONFERENCE
CMTS/CCAP—
A GROWING MARKET

• $1B+ market with 10%+ CAGR over next 3 years
• Exponential growth in bandwidth demand primarily driven
by IP Video
• CCAP platforms rapidly consuming CMTS market
– Need for more bandwidth putting pressure on space, power,
capital
– Video and Data convergence will grow in importance
• Important inflection point to gain share and establish base for future revenue
• ‘Classic’ CMTS platforms will continue to operate for years and support additional advanced features
• CCAP platform provides operators a
path to Video and Data convergence
• Initial priority focused on addressing
Data growth
• Additional headend simplification will be
achieved as legacy Video traffic is
added to the CCAP platform over time
DECEMBER 4, 2013
CCAP
2
Source: Infonetics Q213
Phase 1: Dense CMTS and IP Video
Phase 2: Legacy Narrowcast Video (VoD & SDV)
Phase 3: Legacy Broadcast Video
Phase 4: EPON/GPON

• Converged capabilities of CCAP Platform will be enabled over time as operators simplify headend infrastructure – Initial priority focused on meeting HSD exponential growth needs

5,000
4,000
3,000
2,000
1,000
0
25
20
15
10
5
0
2009
2011
2013
DS Channels/Chassis
Power/DS Channel (W)

CCAP ANATOMY

• Continued shift in pricing model towards capacity-
based licenses
• Currently deploying chassis with less than 25% of
capacity ‘activated’ – will result in future stream of high
margin revenue
• Majority of deployments are replacing current “Classic”
CMTS chassis – opportunity to gain share
• Lower Price/Mbps achieved thru technology advances
Economics of CCAP
Continual Re-fresh Cycle will
drive future upgrades
• DOCSIS3.1
• Analog and Digital Optical Interfaces
• Remote CCAP & C-DOCSIS
• Remote Phy
• Software Defined Networking
• PON
Density Advantages
E6000 - Platform for the Future
DECEMBER 4, 2013
CCAP
ARRIS INVESTOR CONFERENCE
Initial Chassis Deployment
Card Fill
Capacity License Upgrades
Gen2 Line Card Upgrades
Network-side Interface Upgrades
2
5,000
4,000
3,000
2,000
1,000
0
2009 2011 2013
25
20
15
10
5
0
DS Channels/Chassis
Power/DS Channel (W)
Source: ARRIS estimates

ARRIS INVESTOR CONFERENCE
E6000 CONVERGED EDGE ROUTER
DEPLOYMENT STATUS

•
Highly successful market introduction and
product ramp
• Supporting >1 Million subscribers
• Replacing ‘classic’ CMTS platforms from all vendors
•
Platform expected to provide 10+ year life
cycle
• Both software and hardware upgrades planned to
expand capacity and add new services
• Technology and Quality leadership
•
Near term roadmap prioritized to gain share
• Advanced Routing Features
• Increased density and scalability (less space, lower
power, lower cost)
• Video Convergence
DECEMBER 4, 2013
TARGETING INCREASED MARKET SHARE AND SALES GROWTH
CCAP
2

VIDEO INFRASTRUCTURE
A SOLID PROFITABLE BUSINESS
DECEMBER 4, 2013

Video
3
ANALOG
DIGITAL
HD / DVR
BROADBAND &
MULTI-SCREEN
Encoders /
Transcoders
Rate Shaping
Multiplexing
Switched
Digital Video
Encryption /
Authentication
Integrated Receiver
/ Decoder
Encoder
Uplink
Digital Accessable
Controller
EdgeQAM
VOD Storage/
Streaming
Network
DVR
• Broad portfolio of products that are at the foundation of providing high quality Pay TV
Services
• Large $1.5B+ Addressable Market
• Key opportunities include HD/Ultra-HD, Network DVR, HEVC compression
Source: ARRIS estimates, Frost &Sullivan, ABI and Infonetics
ARRIS INVESTOR CONFERENCE

ARRIS INVESTOR CONFERENCE
VIDEO INFRASTRUCTURE
NEW GROWTH OPPORTUNITIES

Video Processing
•
– Encoding, Transcoding, Encryption,
Packaging
•
•
– MPEG2/MPEG4 video compression
efficiency improvements
– Adaptive Bitrate IP video streaming
– HEVC and UltraHD/4K
Programmer Infrastructure
•
•
– Increased HD content; keen interest
in UltraHD – 4K/8K
– IP Distribution and Multi-screen
services
Programmer
Uplink
Service Provider
Satellite Receivers
Satellite
DECEMBER 4, 2013
Video 3
Source: Frost &Sullivan
Strategic product segment
Sizable market ~ $800M
Primary growth drivers
Leading provider of compression
and encryption technology to the
leading Programmers
Programmers continue to invest in
upgrades to their distribution
network

ARRIS INVESTOR CONFERENCE
ACCESS AND TRANSPORT
POISED FOR GROWTH
DECEMBER 4, 2013

• Cable MSO’s investing $1B+ annually in HFC
equipment
• Significant installed base of aging
equipment to be replaced
• Technology upgrade cycle required to
address increased bandwidth needs
• Evolving network architectures focused on
driving fiber deeper
• Metro WiFi deployments expanding worldwide
• Multiple new products in the pipeline:
• All-digital optics
• Expanded frequency range support
• Deep Fiber, PON, RFoG, FTTH
• Advanced WiFi performance
Source: ARRIS estimates
Headend Optics
Fiber Nodes
RF Amps and
Passives
4 Access

ARRIS INVESTOR CONFERENCE
GLOBAL SERVICES—
A SIGNIFICANT GROWTH OPPORTUNITY

MULTI-SCREEN
INTEGRATION &
DEPLOYMENT
ENABLING THE EVOLUTION TO NEXT GENERATION NETWORKS
AND TIME TO MARKET ADVANTAGE FOR OPERATORS
BROADBAND
NETWORK
TRANSFORMATION
HEADEND
PROGRESSION
IPTV EVOLUTION
CUSTOM
DEVELOPMENT
Personalized,
multi-device,
promotion / ad
enabled
Value added
applications for
widely deployed
IPTV environments
Secure flawless
video delivery
Cable plant
evolution, Metro
WiFi, Metro
Ethernet
Customer-driven
uniquely product
and service
development
DECEMBER 4, 2013
Services
5

ARRIS NETWORK AND CLOUD
ENTERING PROFITABLE GROWTH CYCLE

DECEMBER 4, 2013
• Broadband
• IP Video
• Multi-screen
• Professional Services
• Technology Leadership
• Software-as-a-Service
• Technical Services
• E6000 Converged Edge Router
• MPEG4/HEVC Compression
• Programmer Distribution
• Multi-screen
• HFC and PON
• Next Gen Platforms
• Multi-screen
• Customer Relationship
=  Early Access
Deliver
New
Products
Increase
Market
Share
Growing
Markets
Focus on
Execution
ARRIS INVESTOR CONFERENCE

THANK YOU QUESTIONS?

FINANCIAL UPDATE DAVE POTTS

ARRIS INVESTOR CONFERENCE
FIRST SIX MONTHS –
POST ACQUISITION
DECEMBER 4, 2013

Q3 2013
Actual
Q4 2013
Guidance
December 2012 Post-
Integration Target
Annual “Run Rate”
Model
Revenues $1,068M $1,150M - $1,180M $4,800M - $5,100M
- New Products Providing Growth
- Customer Diversification
- International Expansion
Gross margin 29.7% 29% - 30%
- In line with Target Model
Operating Expense $228M $930M - $980M
- At or Below Target Model
EPS
GAAP EPS $0.13 $0.00 - $0.04 $0.48 - $0.63
Non-GAAP EPS
(1)
$0.39 $0.42 - $0.46 $2.00 - $2.15
- Good Progress
Strong Cash Generation - $380M from operating activities through Q3 2013
- Excludes Home Business Cash from January 1 – April 16, 2013
(1) See GAAP to Non-GAAP EPS Reconciliation
EXCELLENT PROGRESS

POST ACQUISITION
SYNERGY UPDATE

EXCELLENT PROGRESS, AHEAD OF SCHEDULE
DECEMBER 4, 2013 ARRIS INVESTOR CONFERENCE
COST SYNERGIES
R&D Restructuring & Alignment
G&A Restructuring & Alignment
S&M Restructuring & Alignment
CoGS Synergies
INTEGRATION ACTIONS
Simplification/Optimization
Google/Motorola Separation
“Back Offfice” Systems
Complete – ahead of schedule
STATUS
COMMENTS
Underway – targeted Q3, 2014
Complete – ahead of schedule
On track, initial savings in Q4, 2013
Manufacturing & Real Estate on track
On track to complete majority by YE
Underway – targeted Q3 2014

ARRIS INVESTOR CONFERENCE
TARGET ANNUAL “RUN RATE”
MODEL UPDATE
DECEMBER 4, 2013

Revenue $4.8 B - $5.1B
GAAP EPS (1) $0.72 - $0.87
Non-GAAP EPS (2) $2.00 - $2.15
(1) Reflects updated estimates for amortization of intangibles and equity compensation expense
(2) See GAAP to Non-GAAP EPS Reconciliation
Believe target model is achievable

ARRIS INVESTOR CONFERENCE

CAPITAL ALLOCATION PRIORITIES
• Ensure liquidity
- Target ~$300M of cash buffer
- Have $250M Revolver in reserve, undrawn
• De-lever
- $232M Convertible Note will be paid off in December 2013
- A key priority is to reduce debt
- Our target model should yield robust EBITDA to do so
• Acquisition
- Continue to evaluate alternatives
• Share Repurchases
- Lower priority given leverage
DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
CASH + DEBT POST CONVERTIBLE
NOTE REDEMPTION
DECEMBER 4, 2013

9/30/2013 9/30/2013
Adjusted for
Note
Redemption
Cash and Cash Equivalents
(1)
$695 M $463 M
Debt
Convertible Notes $232 M $0M
Term Loan A/B $1,893 M
(2)
$1,893 M
(2)
$2,125 M $1,893 M
(1) Includes cash and cash equivalents, marketable securities, and long term investments
(2) Net of $32M mandatory pre-payments
($ in millions)
•
Convertibles will be redeemed in December 2013
•
Significant liquidity post-redemption

THANK YOU QUESTIONS?

PANEL ARRIS LEADERSHIP

ARRIS INVESTOR CONFERENCE
ARRIS SENIOR LEADERSHIP
TEAM

BOB Stanzione
Chairman and CEO
LARRY Robinson
Customer Premises
Equipment
BRUCE McClelland
Network & Cloud
RON Coppock
Sales and
Marketing
LARRY Margolis
HR and Legal
DAVID Potts
Finance and IT
JIM Brennan
Supply Chain
DECEMBER 4, 2013

Diverse, experienced management team
-
-
-
-
-
-
-
-
-
Robust professional experience in both telco and cable technologies and business.
Bob S – 25 years with Bell Labs and Lucent, 18 years with ARRIS (founding CEO) and predecessor company ANTEC
Dave Potts – 20+ years with Nortel, 18 years with ARRIS (founding CTO)
Larry Margolis –
20+ years with ANTEC, ~12 years with ARRIS
John Burke – 20+ years with GI and Motorola Home
Larry Robinson– many years with GI and Motorola Home
Bruce McClelland -
~12 years with Nortel, ~16 years with ARRIS
Rob McLaughlin– 20+ years with GI and Motorola Home
Ron Coppock -
~15 years experience with ANTEC and predecessor companies, ~12 years with ARRIS
Jim Brennan many years with GI and Motorola Home

CEO BOB STANZIONE

ARRIS INVESTOR CONFERENCE
THINGS TO REMEMBER FROM
TODAY
ARRIS continues to execute well
on our company strategy
ARRIS is ideally positioned in the most exciting
and fast growing segments of our industry
• Multi-screen Video
• CPE refresh cycle
• CCAP and DOCSIS 3.1 network upgrades
• IP Convergence
Our updated long-term strategy
Continue to believe our December, 2012 post-integration target
“run rate” model is achievable

DECEMBER 4, 2013

CLOSE

BACKUP

GAAP to Non-GAAP EPS Reconciliation		
GAAP Net Income	$70	<->	$92
Amortization [1]	295		295
Stock Based Compensation	60		60
Tax Effect on Above Items	(135)		(135)
Estimated Non-GAAP Net Income	$290	<->	$312
Shares Outstanding [2]	145		145
GAAP EPS	**$0.48**	<->	**$0.63**
Non-GAAP EPS [3]	**$2.00**	<->	**$2.15**

ARRIS INVESTOR CONFERENCE
DECEMBER 2012 TARGET ANNUAL
MODEL POST-INTEGRATION
GAAP TO NON-GAAP EPS RECONCILIATION
84
(1) Purchase accounting impacts reflect current estimates. Amortization and other items may change
(2) Assumes no share repurchases and normal course equity grants
(3) Non-GAAP EPS excludes stock based compensation, amortization of acquired intangibles
DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
UPDATED TARGET ANNUAL “RUN
RATE” MODEL
GAAP TO NON-GAAP EPS RECONCILIATION
DECEMBER 4, 2013

GAAP to Non-GAAP EPS
Reconciliation
GAAP Net Income $106 <-> $128
Amortization
(1)
$240 $240
Stock Based Compensation $50 $50
Tax Effect on Above Items ($102) ($102)
Estimated Non-GAAP Net Income $294 <-> $316
Shares Outstanding
(2)
147 147
GAAP EPS $0.72 <-> $0.87
Non-GAAP EPS
(3)
$2.00 <-> $2.15
(1) Purchase accounting impacts reflect current estimates. Amortization and other items may change
(2) Assumes no share repurchases and normal course equity grants
(3) Non-GAAP EPS excludes stock based compensation, and amortization of acquired intangibles
($ in millions)

ARRIS INVESTOR CONFERENCE
Q4 2013 GUIDANCE
GAAP TO ADJUSTED NON-GAAP EPS GUIDANCE
RECONCILIATION
DECEMBER 4, 2013

Q4 2013
Guidance
Estimated GAAP EPS $ 0.00 -$ 0.04
Reconciling Items (after tax):
Amortization of Intangibles 0.34
Acquisition accounting impacts related to Motorola Home deferred revenue 0.01
Stock Compensation Expense 0.05
Acquisition Costs 0.02
Subtotal 0.42
Estimated Adjusted (Non-GAAP) EPS $ 0.42 -$ 0.46

GAAP EPS (1) /ADJUSTED EPS
RECONCILIATION Q3 2013
(PRELIMINARY & UNAUDITED)
DECEMBER 4, 2013

See the Notes to GAAP / Adjusted Non-GAAP Financial Measures slide
(in thousands, except per share data)
Amount Amount Amount Amount
Sales 357,432 $   1,067,823 $   1,009,660 $   2,421,835 $
Highlighted items:
Acquisition accounting impacts related to Motorola Home and BigBand deferred revenue 546            1,556            2,467            3,973
Reduction in revenue related to Comcast investment in ARRIS -             -                -                13,182
Sales excluding highlighted items 357,978 $   1,069,379 $   1,012,127 $   2,438,990 $
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
Net income (loss) 17,864 $     0.15 $            17,959 $        0.13 $            38,664 $        0.33 $            (44,380) $      (0.34) $
(2)
Highlighted items:
Impacting gross margin:
Acquistion accounting impacts related to Motorola Home fair value of inventory -              -                -                -                -                 -                57,600         0.44
Product rationalization -              -                -                -                -                 -                13,582         0.10
Acquisition accounting impacts related to Motorola Home and BigBand deferred revenue 546            0.00              1,006            0.01              2,467            0.02              2,478           0.02
Fair value impacts related to Comcast investment in ARRIS -             -                -                -                -                -                13,182         0.10
Stock compensation expense 808            0.01              1,248            0.01              2,367            0.02              2,945           0.02
Impacting operating expenses:
Acquisition costs and other 30              0.00              6,221            0.04              739               0.01              32,804         0.25
Restructuring 213            0.00              6,057            0.04              6,455            0.06              38,323         0.29
Amortization of intangible assets 7,742         0.07              64,606          0.46              22,565          0.19              127,751        0.97
Loss off sale of product line -             -                -                -                337               0.00              -               -
Stock compensation expense 5,870         0.05              9,481            0.07              18,827          0.16              21,708         0.16
-
Impacting other (income) / expense: -                -
Non-cash interest expense 3,120         0.03              3,374            0.02              9,177            0.08              9,926           0.08
Impairment of investment -             -                -                -                466               0.00              -               -
Credit facility - ticking Fees -             -                -                -                -                -                865              0.01
Mark-to-market FV adjustment related to Comcast investment in ARRIS -             -                -                -                -                -                13,189         0.10
Net Tax Items (10,545)      (0.09)             (54,998)         (0.39)             (25,415)         (0.22)             (143,034)       (1.08)
Total highlighted items 7,784         0.07              36,995          0.26              37,985          0.33              191,319        1.45
Net income excluding highlighted items 25,648 $     0.22 $            54,954 $        0.39 $            76,649 $        0.66 $            146,939 $     1.11 $
Weighted average common shares - Basic 113,709         138,478         114,206         129,502
Weighted average common shares - diluted 116,346         140,605         116,348         132,169
(1) Excludes Motorola Home results prior to April 17, 2013
(2) Basic shares used for YTD 2013 as a loss was reported for that periods and the inclusion of dilutive shares would be anti-dilutive
Q3 2012 Q3 2013 YTD 2012 YTD 2013
Q3 2012 Q3 2013 YTD 2012 YTD 2013 (1)
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ARRIS INVESTOR CONFERENCE DECEMBER 4, 2013

NOTES TO GAAP/ADJUSTED NON-GAAP
FINANCIAL MEASURES
(PRELIMINARY & UNAUDITED)
Acquisition Accounting Impacts Related to Deferred Revenue:
Product Rationalization:
Reduction in Revenue Related to Comcast Investment in ARRIS:
Stock-Based Compensation Expense:
Restructuring, Acquisition and Integration Costs:
Loss on Sale of Product Line:
Amortization of Intangible Assets:
Non-Cash Interest on Convertible Debt:
Impairment of Investment:
Inventory Valuation:
In connection with our acquisition of Motorola Home, business combinations rules require the inventory be recorded at fair value on the opening balance sheet.  This is different from historical cost.  Essentially we were required to write the inventory up to end customer price less a reasonable margin as a distributor.  This resulted in an increase in the value of inventory and will result in higher cost of goods sold as it is sold.
In conjunction with the integration of Motorola Home, we have identified certain product lines which overlap.  In the second quarter of 2013, we made the decision to eliminate certain products.  As a result, we recorded expenses related to the elimination of inventory and certain vendor liabilities.  We believe it is useful to understand the effects of this item on our total cost of goods sold.
In connection with our acquisition of Motorola Home, Comcast purchased shares of ARRIS common stock to fund a portion of the acquisition price.  The accounting guidance requires that we record the implied fair value of benefit received by Comcast as a reduction in revenue. Until the closing of the deal, changes in the value of the investment were marked to market and flowed through other expense (income).  We have excluded the effect of the implied fair value in calculating our non-GAAP financial measures. We believe it is useful to understand the effects of these items on our total revenues and other expense (income).
We have excluded the effect of stock-based compensation expenses in calculating our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We record non-cash compensation expense related to grants of options and restricted stock. Depending upon the size, timing and the terms of the grants, the non-cash compensation expense may vary significantly but will recur in future periods.
We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses in calculating our non-GAAP operating expenses and net income measures. We will incur significant expenses in connection with our recent acquisition of Motorola Home, which we generally would not otherwise incur in the periods presented as part of our continuing operations. Acquisition related expenses consist of transaction costs, costs for transitional employees, other acquired employee related costs, and integration related outside services. Restructuring expenses consist of employee severance, abandoned facilities, and other exit costs. We believe it is useful to understand the effects of these items on our total operating expenses.
We have excluded the effect of a loss on the sale of a product line in calculating our non-GAAP operating expenses and net income measures.  We believe it is useful to understand the effects of these items on our total operating expenses.
We have excluded the effect of amortization of intangible assets in calculating our non-GAAP operating expenses and net income measures. Amortization of intangible assets is non-cash, and is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.
We have excluded the effect of non-cash interest in calculating our non-GAAP operating expenses and net income measures. We record the accretion of the debt discount related to the equity component non-cash interest expense. We believe it is useful to understand the component of interest expense that will not be paid out in cash.
We have excluded the effect of an other-than-temporary impairment of a cost method investment in calculating our non-GAAP financial measures. We believe it is useful to understand the effect of this non-cash item in our other expense (income).
In connection with our acquisitions of Motorola Home and BigBand, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post contract support in our purchase accounting.  The non-GAAP adjustment to our sales and cost of sales is intended to include the full amounts of such revenues.  We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.  We have historically experienced high renewal rates related to our support agreements and our objective is to increase the renewal rates on acquired post contract support agreements; however, we cannot be certain that our customers will renew our contracts.
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.  Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

NOTES TO GAAP/ADJUSTED NON-GAAP
FINANCIAL MEASURES (CON’T)
(PRELIMINARY & UNAUDITED)
DECEMBER 4, 2013

ARRIS INVESTOR CONFERENCE
  We have excluded the tax effect of the non-GAAP items mentioned above.  Additionally, we have excluded the effects of certain tax adjustments related to state valuation allowances, research and development tax credits and provision to return differences.
Income Tax Expense (Benefit):
In connection with our acquisition of Motorola Home, the cash portion of the consideration was funded primarily through debt financing commitments. A ticking fee is a fee paid to our banks to compensate for the time lag between the commitment allocation on a loan and the actual funding. We have excluded the effect of the ticking fee in calculating our non-GAAP financial measures. We believe it is useful to understand the effect of this non-cash item in our other expense (income).
Credit Facility - Ticking Fees:
Mark To Market Fair Value Adjustment Related To Comcast Investment in ARRIS: :
In connection with our acquisition of Motorola Home, Comcast  purchased shares of ARRIS common stock.
The accounting guidance requires we mark to market the changes in the value of the investment and flow through other expense (income).  We have excluded the effect of the implied fair value in calculating our non-GAAP financial measures. We believe it is useful to understand the effects of these items on our total other expense (income).

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BSR – Broadband Services Router
CCAP – Converged Cable Access Platform
CE – Converged Experiences Business Unit /
Consumer Electronics
CMS – Content Management System
CMTS – Cable Modem Termination System
CPE – Customer Premises Equipment
DCT – Digital Consumer Terminal
DOCSIS – Data Over Cable Service Interface
Specification  (Version 3.0 is the latest
specification)
DRM – Digital Rights Management
DSL – Digital Subscriber Line
DTA – Digital Television Adapter
DVB – Digital Video Broadcasting
DVR – Digital Video Recorder
E-MTA – Embedded Multimedia Terminal
Adapter
EPON – Ethernet over Passive Optical Network
FTTH – Fiber to the Home
HD – High Definition
HD-DVR – High Definition Digital Video Recorder
HDTV – High Definition Television
HEVC – High Efficiency Video Coding / H.265 /
MPEG-H Part 2
HFC – Hybrid Fiber Coaxial
HSD – High-Speed Data
IP – Internet Protocol
IPR – Intellectual Property Rights
IPTV – Internet Protocol Television
IRD – Integrated Receiver/Decoder
LAN – Local Area Network
MPEG – Motion Picture Experts Group
MSO – Multisystem Operator
MSP – Media Services Platform
nDVR – Network Digital Video Recorder
OEM – Original Equipment Manufacturer
OSS – Operations Support System
OTT – Over-the-Top
QAM – Quadrature Amplitude Modulation
RFOG – Radio Frequency over Glass
SD – Standard Definition
SDV – Switched Digital Video
STB – Set-Top Box
Triple Play – Bundled Offering of Internet (data),
Telephone and TV
VOD – Video on Demand
VolP – Voice over Internet Protocol
VSP – Video Services Platform / Video Service
Provider
Glossary of Terms

DECEMBER 4, 2013